UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2018

FIRST DEFIANCE FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Ohio (State or other jurisdiction of incorporation)	0-26850 (Commission File No.)	34-1803915 (IRS Employer I.D. No.)

  601 Clinton Street, Defiance, Ohio 43512

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (419) 782-5015

  Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 – Corporate Governance and Management

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a)	On April 24, 2018, First Defiance Financial Corp. (“First Defiance,” “we” and “our”) held its 2018 Annual Meeting of Shareholders (the “Annual Meeting”). At the close of business on February 23, 2018, the voting record date, there were 10,182,308 First Defiance common shares outstanding and entitled to vote. At the Annual Meeting, 8,382,395 shares, or 82.32%, of the outstanding common shares entitled to vote were represented by proxy or in person.

(b)	(i)	The following directors were elected at the Annual Meeting for a three-year term to expire at the 2021 Annual Meeting of Shareholders:

	Number of Votes:

	For	Withheld	Broker Non-Votes
Robert E. Beach	6,660,465	287,078	1,434,852
Douglas A. Burgei	6,768,485	179,058	1,434,852
Donald P. Hileman	6,837,281	110,262	1,434,852
Samuel S. Strausbaugh	6,813,690	133,853	1,434,852

Other directors whose terms of office continued after the Annual Meeting:

Terri A. Bettinger

John L. Bookmyer

Thomas K. Herman

Jean A. Hubbard

Barbara A. Mitzel

Charles D. Niehaus

Thomas A. Reineke

Mark A. Robison

William J. Small

(ii)	First Defiance’s shareholders approved, in a non-binding advisory vote, First Defiance’s executive compensation as disclosed in the proxy statement for the Annual Meeting, with final voting results as follows:

Number of Votes:
For	Against	Broker Non-Votes	Abstain
6,621,138	265,790	1,434,852	60,615

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(iii)	First Defiance’s shareholders approved the adoption of the First Defiance Financial Corp. 2018 Equity Incentive Plan as disclosed in the proxy statement for the Annual Meeting, with final voting results as follows:

Number of Votes:
For	Against	Broker Non-Votes	Abstain
6,494,630	385,867	1,434,852	67,046

(iv)	First Defiance’s shareholders did not approve the proposal (“Proposal 4”) to amend its Articles of Incorporation, as amended (the “Articles”), to remove the supermajority voting standard for amendments to its Code of Regulations (the “Code”). The affirmative vote of not less than seventy-five percent (75%) of the votes entitled to be cast at the Annual Meeting was required to approve Proposal 4. Approval of Proposal 4 was also conditioned upon the approval of Proposal 5 (as defined below), which was not approved by First Defiance’s shareholders. The final voting results for Proposal 4 were as follows:

Number of Votes:
For	Against	Broker Non-Votes	Abstain
6,727,293	165,262	1,434,852	54,988

(v)	First Defiance’s shareholders did not approve the proposal to amend the Code to remove the supermajority voting standard for amendments thereto (“Proposal 5”). The affirmative vote of at least two-thirds of the votes entitled to be cast at the Annual Meeting was required to approve Proposal 5. In addition, the approval of Proposal 5 was conditioned upon the approval of Proposal 4, which was not approved by First Defiance’s shareholders. The final voting results for Proposal 5 were as follows:

Number of Votes:
For	Against	Broker Non-Votes	Abstain
6,730,602	162,067	1,434,852	54,874

(vi)	First Defiance’s shareholders did not approve the proposal to amend the Articles to remove the supermajority voting standard for amendments thereto (“Proposal 6”). The affirmative vote of not less than seventy-five percent (75%) of the votes entitled to be cast at the Annual Meeting was required to approve Proposal 6. The final voting results for Proposal 6 were as follows:

Number of Votes:
For	Against	Broker Non-Votes	Abstain
6,731,416	164,982	1,434,852	51,145

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(vii)	First Defiance’s shareholders did not approve the proposal to amend the Articles to remove the supermajority voting standard for approval of certain business combinations (“Proposal 7”). The affirmative vote of not less than seventy-five percent (75%) of the votes entitled to be cast at the Annual Meeting was required to approve Proposal 7. The final voting results for Proposal 7 were as follows:

Number of Votes:
For	Against	Broker Non-Votes	Abstain
6,727,026	161,754	1,434,852	58,763

(viii)	First Defiance’s shareholders ratified the appointment of Crowe Horwath LLP as First Defiance’s independent registered public accounting firm for the 2018 fiscal year, with final voting results as follows:

Number of Votes:
For	Against	Broker Non-Votes	Abstain
8,233,218	123,484	N/A	25,693

Section 8 – Other Events

Item 8.01.	Other Events.

The following amends and restates the description of the capital stock of First Defiance:

Authorized Capital Stock

We are authorized under the Articles to issue up to 25,000,000 common shares, $0.01 par value per share (“common shares”), and up to 5,000,000 preferred shares, $0.01 par value per share (“preferred shares”).

Common shares

Liquidation Rights

Each common share entitles the holder thereof to share ratably in First Defiance’s net assets legally available for distribution to shareholders in the event of First Defiance’s liquidation, dissolution or winding up, after payment in full of all amounts required to be paid to creditors or provision for such payment, subject to the rights of the holders of preferred shares.

Preemptive, Subscription, Conversion and Redemption Rights

The holders of common shares do not have preemptive, subscription or conversion rights, and there are no mandatory redemption provisions applicable to the common shares.

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Dividends

As an Ohio corporation, First Defiance may, in the discretion of our Board of Directors, generally pay dividends to our shareholders out of surplus, however created, but must notify the shareholders if a dividend is paid out of capital surplus. Our ability to obtain funds for the payment of dividends and for other cash requirements largely depends on the amount of dividends which may be declared and paid by our subsidiaries. Thus, as a practical matter, any restrictions on the ability of our subsidiaries to pay dividends will act as restrictions on the amount of funds available for payment of dividends by First Defiance.

Dividend payments from our subsidiaries are subject to legal and regulatory limitations, generally based on net income and retained earnings. The ability of our subsidiaries to pay dividends to us is also subject to their profitability, financial condition, capital expenditures and other cash flow requirements and contractual obligations. Payments of dividends by one of our subsidiaries may be restricted at any time at the discretion of the applicable regulatory authorities, if they deem such dividends to constitute an unsafe and/or an unsound banking practice.

First Defiance is also subject to Federal Reserve Board policies that may, in certain circumstances, limit our ability to pay dividends.

Number of Directors

Our Articles provide for our Board of Directors to consist of not less than five and not more than 15 directors. The number of First Defiance directors was last fixed at 13 directors, and our Board of Directors currently consists of 13 directors.

Nomination of Directors

Under the Articles, either our Board of Directors or any shareholder entitled to vote in the election of directors may nominate a candidate for election to our Board of Directors. Shareholder nominations must be made in writing and must be delivered or mailed to our Secretary not less than 60 days prior to the anniversary date of the immediately preceding annual meeting of our shareholders. A shareholder’s notice nominating a director must set forth:

•	the name, age and address of each proposed nominee;

•	the principal occupation of each proposed nominee; and

•	the total number of First Defiance common shares that are owned by each proposed nominee.

Cumulative Voting Rights

Under Ohio law, shareholders have the right to make a request, in accordance with applicable procedures, to cumulate their votes in the election of directors unless a corporation’s articles of incorporation are amended, in accordance with applicable procedures, to eliminate that right. The Articles have been amended to eliminate cumulative voting in the election of directors.

Preferred Shares

Our authorized but unissued preferred shares are typically referred to as “blank check” preferred shares. This term refers to preferred shares for which the rights and restrictions are determined by the board of directors of a corporation at the time the preferred shares are issued. Under the Articles, our Board of Directors has the authority, without any further shareholder vote or action, to issue the preferred shares in one or more series, from time to time, with such rights, preferences and relative, participating, optional or other special rights and privileges of, and qualifications, limitations or restrictions upon, the preferred shares, as may be provided in the amendment or amendments to the Articles adopted by our Board of Directors. Under Ohio law, absent a determination by our Board of Directors to establish different voting rights, holders of preferred shares would be entitled to one vote per share on matters to be voted upon by the holders of common shares and preferred shares voting together as a single class. Ohio law would also entitle the holders of preferred shares to exercise a class vote on certain matters.

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The authority of our Board of Directors includes, but is not limited to, the determination or fixing of the following with respect to preferred shares of any series:

•	the division of the preferred shares into series and the designation and authorized number of preferred shares (up to the number of preferred shares authorized) in each series;

•	the voting rights (full, conditional or limited) of the preferred shares of each series;

•	the dividend rates or the amount of dividends to be paid on the preferred shares of each series and whether the dividends are to be cumulative;

•	whether preferred shares are to be redeemable, and, if so, the price or prices at which, and the terms and conditions upon which the preferred shares may be redeemed;

•	the liquidation rights to which the holders of preferred shares will be entitled;

•	whether the preferred shares will be subject to the operation of a sinking fund, and, if so, upon what conditions;

•	whether the preferred shares will be convertible into or exchangeable for shares of any other class or of any other series of any class of capital stock and the terms and conditions of the conversion or exchange;

•	the price or other consideration for which the preferred shares are to be issued;

•	whether the issuance of any additional shares, or of any shares of any other series, will be subject to restrictions; and

•	any other designations, preferences, limitations or rights permitted by the Articles and Ohio law.

Our Board of Directors will fix the rights, preferences and limitations of each series of preferred shares that we sell under this prospectus and any applicable prospectus supplement in a certificate of amendment to the Articles.

Anti-Takeover Effects of Articles of Incorporation, Code of Regulations and Ohio Law

Certain provisions in our Articles and Code of Regulations and the Ohio Revised Code could discourage potential takeover attempts and make attempts by shareholders to change management more difficult. These provisions could adversely affect the market price of our shares.

Classification of the Board of Directors

Our Articles provide for our Board of Directors to be divided into three classes, with the term of office of one class expiring each year. This classification system increases the difficulty of replacing a majority of the directors at any one time and may tend to discourage a third-party from making a tender offer or otherwise attempting to gain control of us. It also may maintain the incumbency of our Board of Directors. Under the Ohio General Corporation Law, shareholders may not remove any directors on a classified board of directors without cause.

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Special Voting Requirements

Our Articles contain special voting requirements that may be deemed to have anti-takeover effects. These voting requirements are described in Article XV and apply when any of the following actions are contemplated:

•	any merger, share exchange or consolidation of First Defiance with or into a beneficial owner of 10% or more of the common shares or any affiliate of such a beneficial owner (a “Related Person”);

•	any sale, lease, exchange, transfer or other disposition of at least 25% of the assets of First Defiance to a Related Person;

•	any merger or consolidation into First Defiance or one of our subsidiaries of a Related Person;

•	any sale, lease, exchange, transfer or other disposition of at least 25% of the total assets of a Related Person to First Defiance;

•	the issuance of any securities of First Defiance or one of our subsidiaries to a Related Person;

•	the acquisition by First Defiance or one of our subsidiaries of any securities of a Related Person;

•	any reclassification of the common shares or any recapitalization involving the common shares; or

•	any agreement, contract or other arrangement providing for any of these transactions.

The affirmative vote required when Article XV applies to a proposed action is (1) at least 80% of the outstanding shares entitled to vote with respect to the action and, if any class or series of shares is entitled to vote thereon separately, at least 2/3 of the outstanding shares of such class or series and (2) at least a majority of the outstanding shares entitled to vote with respect to the action that are not beneficially owned by a Related Person; provided, however, that such supermajority shareholder approval is not required if the action is approved by at least 2/3 of the members of our Board of Directors who are not affiliated with a Related Person and who were members of the Board of Directors before the Related Person became a Related Person.

Limited Shareholder Action by Written Consent

The Ohio General Corporation Law requires that an action by written consent of the shareholders in lieu of a meeting be unanimous, except that the code of regulations may be amended by an action by written consent of holders of shares entitling them to exercise two-thirds of the voting power of the corporation or, if the articles of incorporation or code of regulations otherwise provide, such greater or lesser amount, but not less than a majority. This provision may have the effect of delaying, deferring or preventing a tender offer or takeover attempt that a shareholder might consider to be in its best interest.

Control Share Acquisition Act

The Ohio General Corporation Law provides that certain notice and informational filings, and special shareholder meeting and voting procedures, must occur prior to any person’s acquisition of an issuer’s shares that would entitle the acquirer to exercise or direct the voting power of the issuer in the election of directors within any of the following ranges:

•	one-fifth or more but less than one-third of such voting power;

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•	one-third or more but less than a majority of such voting power; or

•	a majority or more of such voting power.

The Control Share Acquisition Act does not apply to a corporation if its articles of incorporation or code of regulations so provide. We have not opted out of the application of the Control Share Acquisition Act.

Merger Moratorium Statute

Chapter 1704 of the Ohio Revised Code generally addresses a wide range of business combinations and other transactions (including mergers, consolidations, asset sales, loans, disproportionate distributions of property and disproportionate issuances or transfers of shares or rights to acquire shares) between an Ohio corporation and an “Interested Shareholder” who, alone or with others, may exercise or direct the exercise of at least 10% of the voting power of the corporation in the election of directors. The Merger Moratorium Statute prohibits such transactions between the corporation and the Interested Shareholder for a period of three years after a person becomes an Interested Shareholder, unless, prior to such date, the directors approved either the business combination or other transaction or approved the acquisition that caused the person to become an Interested Shareholder.

Following the three-year moratorium period, the corporation may engage in the covered transaction with the Interested Shareholder only if:

•	the transaction receives the approval of the holders of shares entitling them to exercise at least two-thirds of the voting power of the corporation in the election of directors or the approval of the holders of a majority of the voting shares held by persons other than an Interested Shareholder; or

•	the remaining shareholders receive an amount for their shares equal to the higher of the highest amount paid in the past by the Interested Shareholder for the corporation’s shares or the amount that would be due to the shareholders if the corporation were to dissolve.

The Merger Moratorium Statute does not apply to a corporation if its articles of incorporation or code of regulations so provide. We have not opted out of the application of the Merger Moratorium Statute.

Anti-Greenmail Statute

Pursuant to the Ohio Anti-Greenmail Statute, a public corporation formed in Ohio may recover profits that a shareholder makes from the sale of the corporation’s securities within 18 months after making a proposal to acquire control or publicly disclosing the possibility of a proposal to acquire control. The corporation may not, however, recover from a person who proves either: (1) that his sole purpose in making the proposal was to succeed in acquiring control of the corporation and there were reasonable grounds to believe that he would acquire control of the corporation; or (2) that his purpose was not to increase any profit or decrease any loss in the stock. Also, before the corporation may obtain any recovery, the aggregate amount of the profit realized by such person must exceed $250,000. Any shareholder may bring an action on behalf of the corporation if a corporation refuses to bring an action to recover these profits. The party bringing such an action may recover his attorneys’ fees if the court having jurisdiction over such action orders recovery of any profits.

The Anti-Greenmail Statute does not apply to a corporation if its articles of incorporation or code of regulations so provide. We have not opted out of the application of the Anti-Greenmail Statute.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST DEFIANCE FINANCIAL CORP.

By:	/s/ Kevin T. Thompson
Kevin T. Thompson
Chief Financial Officer

Date: April 27, 2018

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